Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

5300 Grand Limited Partnership* (OK)
A Woman’s Place, LLC (DE)
Abilene Clinic Asset Holding Company, LLC (DE)
Abilene Hospital, LLC (DE)
Abilene Merger, LLC (DE)
Affinity Health Systems, LLC (DE)
Affinity Hospital, LLC (DE)	d/b/a Trinity Medical Center
Affinity Orthopedic Services, LLC (DE)
Affinity Physician Services, LLC (DE)
Affinity Skilled Nursing, LLC (DE)
Alaska Physician Services, LLC (DE)
Alice Hospital, LLC (DE)
Ambulance Services of Dyersburg, Inc. (TN)
Ambulance Services of Forrest City, LLC (AR)
Ambulance Services of Lexington, Inc. (TN)
Ambulance Services of McKenzie, Inc. (TN)
Ambulance Services of McNairy, Inc. (TN)
Ambulance Services of Tooele, LLC (DE)
American Health Facilities Development, LLC (DE)
Anesthesiology Group of Hattiesburg, LLC (DE)
Angelo Community Healthcare Services, Inc. (TX)
Anna Clinic Corp. (IL)
Anna Home Care Services, LLC (DE)
Anna Hospital Corporation (IL)	d/b/a Union County Hospital
APS Medical, LLC (DE)
Arizona ASC Management, Inc. (AZ)
Arizona DH, LLC (DE)
Arizona Medco, LLC (DE)
ARMC, LP (DE)	d/b/a Abilene Regional Medical Center
Arusha LLC* (PA)
Augusta Health System, LLC* (DE)
Augusta Home Care Services, LLC (DE)
Augusta Hospital, LLC* (DE)	d/b/a Trinity Hospital of Augusta
Augusta Physician Services, LLC (DE)
Barberton Health System, LLC (DE)
Barberton Physician Services, LLC (DE)
Barstow Healthcare Management, Inc. (CA)
Beauco, LLC (DE)
Beaumont Medical Center, L.P. (DE)
Beaumont Regional, LLC (DE)
Berwick Clinic Company, LLC (DE)
Berwick Clinic Corp. (PA)

Berwick Home Care Services, LLC (DE)
Berwick Home Health Private Care, Inc. (PA)
Berwick Hospital Company, LLC (DE)	d/b/a Berwick Hospital Center
Berwick Medical Professionals, P.C. (PA)
BH Trans Company, LLC (DE)
Big Bend Home Care Services, LLC (DE)
Big Bend Hospital Corporation (TX)	d/b/a Big Bend Regional Medical Center
Big Spring Hospital Corporation (TX)	d/b/a Scenic Mountain Medical Center
Birmingham Holdings, LLC (DE)
Birmingham Holdings II, LLC (DE)
Bluefield Holdings, LLC (DE)
Bluefield Hospital Company, LLC (DE)	d/b/a Bluefield Regional Medical Center
Blue Island Clinic Company, LLC (DE)
Blue Island HBP Medical Group, LLC (DE)
Blue Island Home Care Services, LLC (DE)
Blue Island Hospital Company, LLC (DE)	d/b/a MetroSouth Medical Center
Blue Island Illinois Holdings, LLC (DE)
Blue Ridge Georgia Hospital Company, LLC* (DE)	d/b/a Fannin Regional Hospital
Bluffton Health System, LLC (DE)	d/b/a Bluffton Regional Medical Center
Bluffton Physician Services, LLC (DE)
Boyertown Medical Services, L.P.# (PA)
Brandywine Hospital Malpractice Assistance Fund, Inc. (PA)
Brazos Valley of Texas, L.P. (DE)
Brazos Valley Surgical Center, LLC (DE)
Broken Arrow Medical Group, LLC (DE)
Brooklyn Medical Associates, LLC (IN)
Brownsville Clinic Corp. (TN)
Brownsville Hospital Corporation (TN)	d/b/a Haywood Park Community Hospital
Brownwood Asset Holding Company, LLC (DE)
Brownwood Hospital, L.P. (DE)	d/b/a Brownwood Regional Medical Center
Brownwood Medical Center, LLC (DE)
Bullhead City Clinic Corp. (AZ)
Bullhead City Hospital Corporation (AZ)	d/b/a Western Arizona Regional Medical Center
Bullhead City Hospital Investment Corporation (DE)
Bullhead City Imaging Corporation (AZ)
Byrd Medical Clinic, Inc. (LA)
Cardiology Associates of Spokane, LLC (DE)
Cardiology Associates of Tri-cities, LLC (DE)
Carlsbad Medical Center, LLC (DE)	d/b/a Carlsbad Medical Center
Carolina Surgery Center, LLC* (SC)
Carolinas Internal Medicine, LLC (DE)
Carolinas Medical Alliance, Inc. (SC)
Carolinas OB/GYN Medical Group, LLC (DE)
Cedar Park Clinic Asset Holding Company, LLC (DE)
Cedar Park Health System, L.P.* (DE)	d/b/a Cedar Park Regional Medical Center
Center for Adult Healthcare, LLC (DE)

Central Alabama Physician Services, Inc. (AL)
Centre Clinic Corp. (AL)
Centre HBP Services, LLC (DE)
Centre Home Care Corporation (AL)
Centre Hospital Corporation (AL)	d/b/a Cherokee Medical Center
Centre RHC Corp. (AL)
Chaves County New Mexico Hospital Company, LLC (DE)
Chesterfield Clinic Corp. (SC)
Chesterfield/Marlboro, L.P. (DE)	d/b/a Marlboro Park Hospital; Chesterfield General Hospital
Chestnut Hill Clinic Company, LLC* (DE)
Chestnut Hill Health System, LLC* (DE)
CHHS ALF Company, LLC* (DE)
CHHS Development Company, LLC* (DE)
CHHS Holdings, LLC (DE)
CHHS Hospital Company, LLC* (DE)	d/b/a Chestnut Hill Hospital
CHHS Rehab Company, LLC* (DE)
Children’s Mobile Team# (PA)
CHS Kentucky Holdings, LLC (DE)
CHS Pennsylvania Holdings, LLC (DE)
CHS PSO, LLC (DE)
CHS Realty Holdings I, Inc. (TN)
CHS Realty Holdings II, Inc. (TN)
CHS Realty Holdings Joint Venture (TN)
CHS Receivables Funding, LLC (DE)
CHS Utah Holdings, LLC (DE)
CHS Virginia Holdings, LLC (DE)
CHS Washington Holdings, LLC (DE)
CHS/Community Health Systems, Inc. (DE)
CHSPSC Leasing, Inc. (DE)
Claremore Anesthesia, LLC (DE)
Claremore Internal Medicine, LLC (DE)
Claremore Physicians, LLC (DE)
Claremore Regional Hospital, LLC (DE)
Clarksville Endoscopy Center, LLC* (DE)
Clarksville Health System, G.P.* (DE)	d/b/a Gateway Health System
Clarksville Holdings, LLC (DE)
Clarksville Holdings II, LLC (DE)
Clarksville Home Care Services, LLC* (DE)
Clarksville Imaging Center, LLC# (TN)
Clarksville Physician Services, G.P.* (DE)
Cleveland Home Care Services, LLC (DE)
Cleveland Hospital Corporation (TN)
Cleveland Medical Clinic, Inc. (TN)
Cleveland PHO, Inc. (TN)
Cleveland Tennessee Hospital Company, LLC (DE)	d/b/a SkyRidge Medical Center
Clinton County Health System, LLC (DE)

Clinton Hospital Corporation (PA)	d/b/a Lock Haven Hospital
Coatesville Cardiology Clinic, LLC (DE)
Coatesville Clinic Company, LLC (DE)
Coatesville Hospital Corporation (PA)	d/b/a Brandywine Hospital
C-OK, LLC (DE)
College Station Clinic Asset Holding Company, LLC (DE)
College Station Hospital, L.P. (DE)	d/b/a College Station Medical Center
College Station Medical Center, LLC (DE)
College Station Merger, LLC (DE)
College Station RHC Company, LLC (DE)
Community GP Corp. (DE)
Community Health Care Partners, Inc. (MS)
Community Health Investment Company, LLC (DE)
Community Health Network, Inc. (AL)
Community Health Physicians Operations Holding Company, LLC (DE)
Community Health Systems Foundation (TN)
Community Health Systems Professional Services Corporation (DE)
Community Health Systems Professional Services Corporation Political Action Committee (TN)
Community Health Systems, Inc. (DE)
Community Health United Home Care, LLC (DE)
Community Information Network, Inc.
Community Insurance Group SPC, LTD. (Cayman Islands)
Community LP Corp. (DE)
Community Network Solutions, LLC (DE)
Consolidated Hospital Laundry Services, Inc.# (IN)
Coronado Medical, LLC (DE)
Cottage Home Options, L.L.C. (IL)
Cottage Rehabilitation and Sports Medicine, L.L.C.# (IL)
Coventry Clinic Company, LLC (DE)
CP Hospital GP, LLC (DE)
CPLP, LLC (DE)
Crestview Hospital Corporation* (FL)	d/b/a North Okaloosa Medical Center
Crestview Professional Condominiums Association, Inc.* (FL)
Crestview Surgery Center, L.P. (TN)
Crestwood Healthcare, L.P.* (DE)	d/b/a Crestwood Medical Center
Crestwood Hospital LP, LLC (DE)
Crestwood Hospital, LLC (DE)
Crestwood Physician Services, LLC (DE)
Crestwood Surgery Center, LLC* (DE)
Crossroads Healthcare Management, LLC# (TX)
Crossroads Home Care Services, LLC (DE)
Crossroads Physician Corp. (IL)
CSMC, LLC (DE)
CSRA Holdings, LLC (DE)
Dallas Phy Service, LLC (DE)
Dallas Physician Practice, L.P. (DE)

Day Surgery, Inc. (KS)
Deaconess Clinical Associates, Inc.*
Deaconess Health System, LLC* (OK)	d/b/a Deaconess Hospital
Deaconess Holdings, LLC (DE)
Deaconess Hospital Holdings, LLC (DE)
Deaconess Metropolitan Physicians, LLC (DE)
Deaconess Physician Services, LLC (DE)
Deaconess Portland MOB Limited Partnership# (OK)
Deming Clinic Corporation (NM)
Deming Home Care Services, LLC (DE)
Deming Hospital Corporation (NM)	d/b/a Mimbres Memorial Hospital
Deming Nursing Home Company, LLC (DE)
Desert Hospital Holdings, LLC (DE)
Detar Hospital, LLC (DE)
DFW Physerv, LLC (DE)
DH Cardiology, LLC (DE)
DHFW Holdings, LLC (DE)
DHSC, LLC (DE)	d/b/a Affinity Medical Center
Diagnostic Clinic of Longview (TX)
Diagnostic Imaging Centers of NEPA, LLC# (PA)
Diagnostic Imaging Management of Brandywine Valley, LLC (PA)
Doctors Hospital Physician Services, LLC (DE)
Doctors of Laredo, LLC (DE)
Dothan HBP Services, LLC (DE)
Dukes Health System, LLC (DE)	d/b/a Dukes Memorial Hospital
Dukes Physician Services, LLC (DE)
Dupont Hospital, LLC* (DE)	d/b/a Dupont Hospital
Dyersburg Clinic Corp. (TN)
Dyersburg HBP Medical Group, LLC (DE)
Dyersburg Home Care Services, LLC (DE)
Dyersburg Hospital Corporation (TN)	d/b/a Dyersburg Regional Medical Center
E.D. Clinics, LLC (DE)
East Tennessee Clinic Corp. (TN)
East Tennessee Health Systems, Inc. (TN)
Easton Hospital Malpractice Assistance Fund, Inc. (PA)
Edge Medical Clinic, Inc. (AL)
Edwardsville Ambulatory Surgery Center, L.L.C.* (IL)
El Dorado Home Care Services, LLC (DE)
El Dorado Surgery Center, L.P.* (DE)
EL MED, LLC (DE)
Eligibility Screening Services, LLC (DE)
Empire Health Services (WA)
Emporia Clinic Corp. (VA)
Emporia Home Care Services, LLC (DE)
Emporia Hospital Corporation (VA)	d/b/a Southern Virginia Regional Medical Center
Enterprise Clinic, LLC (DE)

Eufaula Clinic Corp. (AL)
Eufaula Hospital Corporation (AL)
Evanston Clinic Corp. (WY)
Evanston Hospital Corporation (WY)	d/b/a Evanston Regional Hospital
Fallbrook Home Care Services, LLC (DE)
Fallbrook Hospital Corporation (DE)	d/b/a Fallbrook Hospital
Family Home Care, Inc. (TN)
Fannin Regional Orthopaedic Center, Inc. (GA)
Firstcare, Inc.# (IN)
First Choice Health Network, Inc.# (WA)
Florence Home Care Services, LLC (DE)
Flowers Real Estate Holdings, LLC (DE)
Foley Clinic Corp. (AL)
Foley Home Health Corporation (AL)
Foley Hospital Corporation (AL)	d/b/a South Baldwin Regional Medical Center
Forrest City Arkansas Hospital Company, LLC (AR)	d/b/a Forrest City Medical Center
Forrest City Clinic Company, LLC (AR)
Forrest City Hospital Corporation (AR)
Fort Payne Clinic Corp. (AL)
Fort Payne Home Care Corporation (AL)
Fort Payne Hospital Corporation (AL)	d/b/a DeKalb Regional Medical Center
Fort Payne RHC Corp. (AL)
Frankfort Health Partner, Inc. (IN)
Franklin Clinic Corp. (VA)
Franklin Home Care Services, LLC (DE)
Franklin Hospital Corporation (VA)	d/b/a Southampton Memorial Hospital
Fulton Home Care Services, LLC (DE)
Gadsden Home Care Services, LLC (DE)
Gadsden Regional Medical Center, LLC (DE)	d/b/a Gadsden Regional Medical Center
Gadsden Regional Physician Group Practice, LLC (DE)
Gadsden Regional Primary Care, LLC (AL)
Galesburg Home Care Corporation (IL)
Galesburg Hospital Corporation (IL)	d/b/a Galesburg Cottage Hospital
Galesburg In-Home Assistance, Inc. (IL)
Galesburg Professional Services, LLC (DE)
Gateway Malpractice Assistance Fund, Inc. (IL)
Gateway Medical Services, Inc. (FL)
Granbury Clinic Asset Holding Company, LLC (DE)
Granbury Hospital Corporation (TX)	d/b/a Lake Granbury Medical Center
Granbury Texas Hospital Investment Corporation (DE)
Granite City ASC Investment Company, LLC (DE)
Granite City Clinic Corp. (IL)
Granite City Home Care Services, LLC (DE)
Granite City Hospital Corporation (IL)
Granite City Illinois Hospital Company, LLC (IL)	d/b/a Gateway Regional Medical Center
Granite City Orthopedic Physicians Company, LLC (IL)

Granite City Physicians Corp. (IL)
GRB Real Estate, LLC (DE)
Great Plains Medical Foundation* (OK)
Greenbrier Valley Anesthesia, LLC (DE)
Greenbrier Valley Emergency Physicians, LLC (DE)
Greenbrier VMC, LLC* (DE)	d/b/a Greenbrier Valley Medical Center
Greenville Clinic Corp. (AL)
Greenville Hospital Corporation (AL)	d/b/a L. V. Stabler Memorial Hospital
GRMC Holdings, LLC (DE)
Gulf Coast Hospital, L.P. (DE)
Gulf Coast Medical Center, LLC (DE)
Hallmark Healthcare Company, LLC (DE)
Harris Managed Services, Inc. (AR)
Harris Medical Clinics, Inc. (AR)
Hattiesburg ASC-GP, LLC (DE)
Hattiesburg Home Care Services, LLC (DE)
Haven Clinton Medical Associates, LLC (DE)
Healthcare of Forsyth County, Inc. (GA)
HealthTrust Purchasing Group, L.P.# (DE)
Healthwest Holdings, Inc. (AZ)
Heartland Malpractice Assistance Fund, Inc. (IL)
Heartland Regional Health System, LLC (IL)
Heartland Rural Healthcare, LLC (IL)
Hefner Pointe Medical Associates, LLC# (OK)
Helena Home Care Services, LLC (DE)
Heritage Healthcare Innovation Fund, L.P.# (DE)
Hidden Valley Medical Center, Inc. (GA)
Highland Health Systems, Inc. (TX)
Hill Regional Clinic Corp. (TX)
Hobbs Medco, LLC (DE)
Hobbs Physician Practice, LLC (DE)
Hood Medical Group (TX)
Hood Medical Services, Inc. (TX)
Hospital of Barstow, Inc. (DE)	d/b/a Barstow Community Hospital
Hospital of Fulton, Inc. (KY)	d/b/a Parkway Regional Hospital
Hospital of Louisa, Inc. (KY)	d/b/a Three Rivers Medical Center
Hospital of Morristown, Inc. (TN)	d/b/a Lakeway Regional Hospital
Hot Springs Outpatient Surgery Center, G.P. (AR)
HTI Tucson Rehabilitation, Inc. (AZ)
Humble Texas Home Care Corporation (TX)
INACTCO, Inc. (DE)
In-Home Assistance, L.L.C. (IL)
In-Home Medical Equipment Supplies and Services, Inc. (IL)
Innovative Recoveries, LLC (DE)
Intermountain Medical Group, Inc. (PA)
IOM Health System, L.P.* (IN)	d/b/a Lutheran Hospital of Indiana

Jackson Home Care Services, LLC (DE)
Jackson Hospital Corporation (KY)	d/b/a Kentucky River Medical Center
Jackson Hospital Corporation (TN)
Jackson Physician Corp. (KY)
Jackson, Tennessee Hospital Company, LLC* (TN)	d/b/a Regional Hospital of Jackson
Jennersville Family Medicine, LLC (DE)
Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA)
Jourdanton Clinic Asset Holding Company, LLC (DE)
Jourdanton Home Care Services, LLC (DE)
Jourdanton Hospital Corporation (TX)	d/b/a South Texas Regional Medical Center
Kay County Clinic Company, LLC (OK)
Kay County Hospital Corporation (OK)
Kay County Oklahoma Hospital Company, LLC (OK)	d/b/a Ponca City Medical Center
Kentucky River HBP, LLC (DE)
Kentucky River Physician Corporation (KY)
King City Physician Company, LLC (DE)
Kirksville Academic Medicine, LLC (MO)
Kirksville Clinic Corp. (MO)
Kirksville Hospital Company, LLC (DE)
Kirksville Missouri Hospital Company, LLC* (MO)	d/b/a Northeast Regional Medical Center
Kirksville Physical Therapy Services, LLC (DE)
Knox Clinic Corp. (IL)
Kosciusko Medical Group, LLC (DE)
Lake Area Physician Services, LLC (DE)
Lake Area Surgicare, A Partnership in Commendam* (LA)
Lake Wales Clinic Corp. (FL)
Lake Wales Hospital Corporation* (FL)	d/b/a Lake Wales Medical Center
Lake Wales Hospital Investment Corporation* (FL)
Lakeland Home Care Services, LLC (DE)
Lakeway Hospital Corporation (TN)
Lancaster Clinic Corp. (SC)
Lancaster Home Care Services, LLC (DE)
Lancaster Hospital Corporation (DE)	d/b/a Springs Memorial Hospital
Lancaster Imaging Center, LLC (SC)
Laredo Clinic Asset Holding Company, LLC (DE)
Laredo Texas Hospital Company, L.P.* (TX)	d/b/a Laredo Medical Center
Las Cruces ASC-GP, LLC (DE)
Las Cruces Home Care Services, LLC (DE)
Las Cruces Medical Center, LLC (DE)	d/b/a Mountain View Regional Medical Center
Las Cruces Physician Services, LLC (DE)
Las Cruces Surgery Center, L.P.* (DE)
Lea Regional Hospital, LLC (DE)	d/b/a Lea Regional Medical Center
Lexington Clinic Corp. (TN)
Lexington Family Physicians, LLC (DE)
Lexington Home Care Services, LLC (DE)
Lexington Hospital Corporation (TN)	d/b/a Henderson County Community Hospital

Lindenhurst Illinois Hospital Company, LLC (IL)
Lindenhurst Surgery Center, LLC* (DE)
Lock Haven Clinic Company, LLC (DE)
Lock Haven Home Care Services, LLC (DE)
Lock Haven Medical Professionals, P.C. (PA)
Logan Hospital Corporation (WV)
Logan, West Virginia Hospital Company, LLC (WV)
Longview Clinic Operations Company, LLC (DE)
Longview Medical Center, L.P. (DE)	d/b/a Longview Regional Medical Center
Longview Merger, LLC (DE)
Louisa Home Care Services, LLC (DE)
LRH, LLC (DE)
LS Psychiatric, LLC (DE)
Lufkin Clinic Asset Holding Company, LLC (DE)
Lutheran Health Network CBO, LLC (DE)
Lutheran Health Network Investors, LLC* (DE)
Lutheran Health Network of Indiana, LLC (DE)
Lutheran Medical Group, LLC (DE)
Lutheran Medical Office Park Property Owners Association, Inc.# (IN)
Lutheran Medical Office Park Phase II Property Owners Association, Inc. # (IN)
Lutheran Musculoskeletal Center, LLC* (DE)
Lutheran/TRMA Network, LLC# (IN)
Macon Healthcare, LLC# (DE)
Madison Clinic Corp. (TN)
Madison Hospital, LLC (AL)
Marion Hospital Corporation (IL)	d/b/a Heartland Regional Medical Center
Marion Physician Services, LLC (DE)
Marlboro Clinic Corp. (SC)
Martin Clinic Corp. (TN)
Martin Hospital Corporation (TN)	d/b/a Volunteer Community Hospital
Martins Ferry Clinic Company, LLC (DE)
Martins Ferry Hospital Company, LLC (DE)
Mary Black Health System LLC* (DE)	d/b/a Mary Black Memorial Hospital
Mary Black Medical Office Building Limited Partnership* (SC)
Mary Black MOB II, L.P.* (SC)
Mary Black Orthopedic Group, LLC (DE)
Mary Black Physician Services, LLC (DE)
Mary Black Physicians Group, LLC (DE)
Massillon Community Health System LLC (DE)
Massillon Health System, LLC (DE)
Massillon Holdings, LLC (DE)
Massillon Physician Services, LLC (DE)
Mat-Su Regional ASC GP, LLC (DE)
Mat-Su Regional Surgery Center, L.P. (DE)
Mat-Su Valley II, LLC* (AK)
Mat-Su Valley III, LLC* (AK)

Mat-Su Valley Medical Center, LLC* (AK)	d/b/a Mat-Su Regional Medical Center
McKenzie Clinic Corp. (TN)
McKenzie Physician Services, LLC (DE)
McKenzie Tennessee Hospital Company, LLC (DE)	d/b/a McKenzie Regional Hospital
McKenzie-Willamette Regional Medical Center Associates, LLC* (DE)	d/b/a McKenzie-Willamette Medical Center
McNairy Clinic Corp. (TN)
McNairy Hospital Corporation (TN)	d/b/a McNairy Regional Hospital
MCSA, L.L.C. (AR)
Medical Center at Terrell, LLC (DE)
Medical Center of Brownwood, LLC (DE)
Medical Diagnostic Center Associates, LP#
Medical Holdings, Inc. (KS)
MEDSTAT, LLC (IN)
Memorial Hospital of Salem Malpractice Assistance Fund, Inc. (NJ)
Memorial Management, Inc. (IL)
Mercy Cardiovascular Cath Lab, LLC# (PA)
Merger Legacy Holdings, LLC (DE)
Mesa View Physical Rehabilitation, LLC# (NV)
Mesa View PT, LLC (DE)
Mesquite Clinic Management Company, LLC (DE)
MHS Ambulatory Surgery Center, Inc. (ND)
Mid-America Health Partners, Inc.#
Mid-Plains, LLC (DE)
Minot Health Services, Inc. (ND)
MMC of Nevada, LLC (DE)	d/b/a Mesa View Regional Hospital
Moberly HBP Medical Group, LLC (DE)
Moberly Hospital Company, LLC (DE)	d/b/a Moberly Regional Medical Center
Moberly Medical Clinics, Inc. (MO)
Moberly Physicians Corp. (MO)
Mohave Imaging Center, LLC (AZ)
Morristown Clinic Corp. (TN)
Morristown Professional Centers, Inc. (TN)
Morristown Surgery Center, LLC (TN)
MWMC Holdings, LLC (DE)
Nanticoke Hospital Company, LLC (DE)	d/b/a Special Care Hospital
National Healthcare of England Arkansas, Inc. (AR)
National Healthcare of Holmes County, Inc. (FL)
National Healthcare of Leesville, Inc. (DE)	d/b/a Byrd Regional Hospital
National Healthcare of Mt. Vernon, Inc. (DE)	d/b/a Crossroads Community Hospital
National Healthcare of Newport, Inc. (DE)	d/b/a Harris Hospital
Navarro Hospital, L.P. (DE)	d/b/a Navarro Regional Hospital
Navarro Regional, LLC (DE)
NC-CSH, Inc. (CA)
NC-DSH, LLC (NV)
NeuroSpine-Pain Surgery Center, LLC# (IN)
Newport Home Care Services, LLC (DE)

NHCI of Hillsboro, Inc. (TX)	d/b/a Hill Regional Hospital
North Okaloosa Clinic Corp. (FL)
North Okaloosa Home Health Corp. (FL)
North Okaloosa Medical Corp.* (FL)
North Okaloosa Surgery Venture Corp. (FL)
Northampton Clinic Company, LLC (DE)
Northampton Home Care, LLC (DE)
Northampton Hospital Company, LLC (DE)	d/b/a Easton Hospital
Northampton Physician Services Corp. (PA)
Northampton Urgent Care, LLC (DE)
Northeast Medical Center, L.P. (DE)
Northeast Radiation Oncology Center, LLC# (PA)
Northeastern Pennsylvania Imaging Center# (PA)
Northern Indiana Oncology Center of Porter Memorial Hospital, LLC* (IN)
Northwest Allied Physicians, LLC (DE)
Northwest Arkansas Employees, LLC (DE)
Northwest Arkansas Hospitals, LLC (DE)	d/b/a Northwest Medical Center – Bentonville; Northwest Medical Center – Springdale; Willow Creek Women’s Hospital
Northwest Benton County Physician Services, LLC (DE)
Northwest Cardiology, LLC (DE)
Northwest Hospital, LLC (DE)	d/b/a Northwest Medical Center
Northwest Indiana Health System, LLC* (DE)
Northwest Marana Hospital, LLC (DE)
Northwest Medical Center CT/MRI at Marana, LLC (DE)
Northwest Physicians, LLC (AR)
Northwest Rancho Vistoso Imaging Services, LLC (DE)
Northwest Tucson ASC-GP, LLC (DE)
Northwest Tucson Surgery Center, L.P.* (DE)
NOV Holdings, LLC (DE)
NRH, LLC (DE)
Oak Hill Clinic Corp. (WV)
Oak Hill Hospital Corporation (WV)	d/b/a Plateau Medical Center
Ohio Sleep Disorders Centers, LLC# (OH)
Oklahoma City ASC-GP, LLC (DE)
Oklahoma City Home Care Services, LLC (DE)
Olive Branch Clinic Corp. (MS)
Olive Branch Hospital, Inc. (MS)
One Boyertown Properties, L.P.# (PA)
Oro Valley Hospital, LLC (DE)	d/b/a Oro Valley Hospital
Pacific Group ASC Division, Inc. (AZ)
Pacific Physicians Services, LLC (DE)
Pain Management Joint Venture, LLP# (TX)
Palm Drive Hospital, L.P. (DE)
Palm Drive Medical Center, LLC (DE)
Palmer-Wasilla Health System, LLC (DE)
Palmetto Tri-County Medical Specialists, LLC (DE)
Palmetto Women’s Care, LLC (DE)

Pampa Medical Center, LLC (DE)
Panhandle Medical Center, LLC (DE)
Panhandle Surgical Hospital, L.P. (DE)
Parkway Regional Medical Clinic, Inc. (KY)
Payson Healthcare Management, Inc. (AZ)
Payson Home Care Services, LLC (DE)
Payson Hospital Corporation (AZ)	d/b/a Payson Regional Medical Center
PDMC, LLC (DE)
Peckville Hospital Company, LLC (DE)	d/b/a Mid-Valley Hospital
Pecos Valley of New Mexico, LLC (DE)
Peerless Healthcare, LLC (TN)
Pennsylvania Hospital Company, LLC (DE)
Pennsylvania Medical Professionals, P.C. (PA)
Petersburg Clinic Company, LLC (VA)
Petersburg Home Care Services, LLC (DE)
Petersburg Hospital Company, LLC* (VA)	d/b/a Southside Regional Medical Center
Phillips & Coker OB-GYN, LLC (DE)
Phillips Clinic Corp. (AR)
Phillips Hospital Corporation (AR)	d/b/a Helena Regional Medical Center
Phoenix Surgical, LLC (DE)
Phoenixville Clinic Company, LLC (DE)
Phoenixville Hospital Company, LLC (DE)	d/b/a Phoenixville Hospital
Phoenixville Hospital Malpractice Assistance Fund, Inc. (PA)
Phoenixville Orthopedic Specialists, LLC (DE)
Phoenixville Specialty Clinics, LLC (DE)
Physician Practice Support, Inc. (TN)
Piney Woods Healthcare System, L.P.* (DE)	d/b/a Woodland Heights Medical Center
Plymouth Hospital Corporation (NC)
Polk Medical Services, Inc. (TN)
Ponca City Home Care Services, Inc. (OK)
Porter Health Services, LLC (DE)
Porter Hospital, LLC* (DE)	d/b/a Porter Regional Hospital
Porter Physician Services, LLC (DE)
Pottstown Clinic Company, LLC (DE)
Pottstown Home Care Services, LLC (DE)
Pottstown Hospital Company, LLC (DE)	d/b/a Pottstown Memorial Medical Center
Pottstown Hospital Corporation (PA)
Pottstown Imaging Company, LLC (DE)
Pottstown Medical Specialists, Inc.# (PA)
Pottstown Memorial Ambulance Company, LLC (DE)
Pottstown Memorial Malpractice Assistance Fund, Inc. (PA)
Pottstown Professional Services Company, LLC (DE)
PremierCare of Arkansas, LLC# (DE)
PremierCare of Northwest Arkansas, LLC* (AR)
Premier Care Super PHO, LLC (DE)
Procure Solutions, LLC (DE)

Professional Account Services Inc. (TN)
QHG Georgia Holdings, Inc. (GA)
QHG Georgia Holdings II, LLC (DE)
QHG Georgia, L.P. (GA)
QHG of Barberton, Inc. (OH)
QHG of Bluffton Company, LLC (DE)
QHG of Clinton County, Inc. (IN)
QHG of Enterprise, Inc. (AL)	d/b/a Medical Center Enterprise
QHG of Forrest County, Inc. (MS)
QHG of Fort Wayne Company, LLC (DE)
QHG of Hattiesburg, Inc. (MS)
QHG of Kenmare, Inc. (ND)
QHG of Lake City, Inc. (SC)
QHG of Massillon, Inc. (OH)
QHG of Minot, Inc. (ND)
QHG of Ohio, Inc. (OH)
QHG of South Carolina, Inc. (SC)	d/b/a Carolinas Hospital System; Carolinas Hospital System - Marion
QHG of Spartanburg, Inc. (SC)
QHG of Springdale, Inc. (AR)
QHG of Texas, Inc. (TX)
QHG of Warsaw Company, LLC (DE)
QHR Healthcare Affiliates, LLC (DE)
QHR Intensive Resources, LLC (DE)
Quorum ELF, Inc. (DE)
Quorum Health Resources, LLC (DE)
Quorum Health Services, Inc. (DE)
Quorum Purchasing Advantage, LLC (DE)
Quorum Solutions, LLC (DE)
Red Bud Clinic Corp. (IL)
Red Bud Home Care Services, LLC (DE)
Red Bud Hospital Corporation (IL)
Red Bud Illinois Hospital Company, LLC (IL)	d/b/a Red Bud Regional Hospital
Red Bud Physician Group, LLC (DE)
Regional Cancer Treatment Center, Ltd.# (TX)
Regional Employee Assistance Program (TX)
Regional Hospital of Longview, LLC (DE)
Regional Surgical Services, LLC* (VA)
Rehab Hospital of Fort Wayne General Partnership* (DE)
River Region Medical Corporation (MS)
River to River Heart Group, LLC (IL)
Rockwood Clinic, P.S.* (WA)
Rockwood Clinic Real Estate Holdings, LLC (DE)
Ronceverte Physician Group, LLC
Roswell Clinic Corp. (NM)
Roswell Community Hospital Investment Corporation (DE)
Roswell Hospital Corporation (NM)	d/b/a Eastern New Mexico Medical Center

Russell County Clinic Corp. (VA)
Russell County Medical Center, Inc. (VA)
Ruston Clinic Company, LLC (DE)
Ruston Hospital Corporation (DE)
Ruston Louisiana Hospital Company, LLC (DE)	d/b/a Northern Louisiana Medical Center
SACMC, LLC (DE)
Salem Clinic Corp. (NJ)
Salem Home Care Services, LLC (DE)
Salem Hospital Corporation (NJ)	d/b/a The Memorial Hospital of Salem County
Salem Medical Professionals, P.C. (NJ)
Samaritan Surgicenters of Arizona II, LLC (AZ)
San Angelo Ambulatory Surgery Center, Ltd.# (TX)
San Angelo Community Medical Center, LLC (DE)
San Angelo Hospital, L.P.# (DE)	d/b/a San Angelo Community Medical Center
San Angelo Medical, LLC (DE)
San Leandro, LLC (DE)
San Leandro Hospital, L.P. (DE)
San Leandro Medical Center, LLC (DE)
San Leandro Surgery Center, Ltd.# (CA)
San Miguel Clinic Corp. (NM)
San Miguel Hospital Corporation (NM)	d/b/a Alta Vista Regional Hospital
Scenic Managed Services, Inc. (TX)
Schuylkill Internal Medicine Associates, LLC (DE)
Scranton Cardiovascular Physician Services, LLC (DE)
Scranton Clinic Company, LLC (DE)
Scranton Emergency Physician Services, LLC (DE)
Scranton GP Holdings, LLC (DE)
Scranton Holdings, LLC (DE)
Scranton Home Care Services, LLC (DE)
Scranton Hospital Company, LLC (DE)	d/b/a Regional Hospital of Scranton
Scranton Hospitalist Physician Services, LLC
Sebastopol, LLC (DE)
Scranton Quincy Clinic Company, LLC (DE)
Scranton Quincy Holdings, LLC (DE)
Scranton Quincy Home Care Services, LLC (DE)
Scranton Quincy Hospital Company, LLC (DE)	d/b/a Moses Taylor Hospital
Senior Circle Association (TN)
Shelby Alabama Real Estate, LLC (DE)
Shelbyville Clinic Corp. (TN)
Shelbyville Home Care Services, LLC (DE)
Shelbyville Hospital Corporation (TN)	d/b/a Heritage Medical Center
Sherman Hospital, L.P. (DE)
Sherman Medical Center, LLC (DE)
Siloam Springs Arkansas Hospital Company, LLC (DE)	d/b/a Siloam Springs Regional Hospital
Siloam Springs Clinic Company, LLC (DE)
Siloam Springs Holdings, LLC (DE)

Silver Creek MRI, LLC (AZ)
SJ Home Care, LLC (DE)
SkyRidge Clinical Associates, LLC (DE)
SLH, LLC (DE)
SMMC Medical Group (TX)
Software Sales Corp. (TN)
South Alabama Managed Care Contracting, Inc. (AL)
South Alabama Medical Management Services, Inc. (AL)
South Alabama Physician Services, Inc. (AL)
South Arkansas Clinic, LLC (DE)
South Arkansas Physician Services, LLC (DE)
South Tulsa Medical Group, LLC (DE)
SouthCrest Anesthesia Group, LLC (DE)
SouthCrest Medical Group, LLC (DE)
SouthCrest, L.L.C. (OK)
Southeast Alabama Maternity Center, LLC# (AL)
Southern Chester County Medical Building I* (PA)
Southern Chester County Medical Building II* (PA)
Southern Illinois Medical Care Associates, LLC (IL)
Southern Texas Medical Center, LLC (DE)
Southside Physician Network, LLC (DE)
Spokane Home Care Services, LLC (DE)
Spokane Valley Washington Hospital Company, LLC (DE)	d/b/a Valley Hospital and Medical Center
Spokane Washington Hospital Company, LLC (DE)	d/b/a Deaconess Hospital
Springdale Home Care Services, LLC (DE)
Springfield Oregon Holdings, LLC (DE)
Sprocket Medical Management, LLC (TX)
St. Joseph Health System, LLC* (DE)	d/b/a St. Joseph Health System
St. Joseph Medical Group, Inc. (IN)
StrokeCareNow, LLC# (IN)
Summerlin Hospital Medical Center, LLC# (DE)
Summit Surgical Suites, LLC# (IN)
Sunbury Clinic Company, LLC (DE)
Sunbury Hospital Company, LLC* (DE)	d/b/a Sunbury Community Hospital
Surgery Center of Salem County, L.L.C.* (NJ)
Surgical Center of Amarillo, LLC (DE)
Surgical Center of Carlsbad, LLC (DE)
Surgicare of Independence, Inc. (MO)
Surgicare of San Leandro, Inc. (CA)
Surgicare of Sherman, Inc. (TX)
Surgicare of Victoria, Inc. (TX)
Surgicare of Victoria, Ltd. (TX)
Surgicare Outpatient Center of Lake Charles, Inc. (LA)
Surgicenter of Johnson County, Inc. (KS)
Surgicenters of America, Inc. (AZ)
SVRMC-HBP, LLC (DE)

Tennyson Holdings, LLC (DE)
Terrell Hospital, L.P. (DE)
Terrell Medical Center, LLC (DE)
Texas Bay Area Clinical Services, Inc. (TX)
The Sleep Disorder Center of Wyoming Valley, LLC (PA)
The Vicksburg Clinic, LLC (DE)
Three Rivers Medical Clinics, Inc. (KY)
Timberland Medical Group (TX)
Tomball Ambulatory Surgery Center, L.P. (TX)
Tomball Clinic Asset Holding Company, LLC (DE)
Tomball Equipment Leasing Company, LLC* (TX)
Tomball Texas Equipment Ventures, LLC (TX)
Tomball Texas Holdings, LLC (DE)
Tomball Texas Home Care Services, LLC (DE)
Tomball Texas Hospital Company, LLC (DE)	d/b/a Tomball Regional Medical Center
Tomball Texas Ventures, LLC (DE)
Tooele Clinic Corp. (UT)
Tooele Home Care Services, LLC (DE)
Tooele Hospital Corporation (UT)	d/b/a Mountain West Medical Center
Triad Corporate Services, Limited Partnership (DE)
Triad CSGP, LLC (DE)
Triad CSLP, LLC (DE)
Triad Healthcare Corporation (DE)
Triad Healthcare System of Phoenix, L.P. (DE)
Triad Holdings III, LLC (DE)
Triad Holdings IV, LLC (DE)
Triad Holdings V, LLC (DE)
Triad Holdings VI, Inc. (DE)
Triad Indiana Holdings, LLC* (DE)
Triad Nevada Holdings, LLC (DE)
Triad of Alabama, LLC (DE)	d/b/a Flowers Hospital
Triad of Arizona (L.P.), Inc. (AZ)
Triad of Oregon, LLC (DE)
Triad of Phoenix, Inc. (AZ)
Triad RC, Inc. (DE)
Triad-Arizona I, Inc. (AZ)
Triad-ARMC, LLC (DE)
Triad-Denton Hospital GP, LLC (DE)
Triad-Denton Hospital, L.P. (DE)
Triad-El Dorado, Inc. (AR)
Triad-Navarro Regional Hospital Subsidiary, LLC (DE)
Triad-South Tulsa Hospital Company, Inc. (OK)
Tri-Irish, Inc. (DE)
Tri-World, LLC (DE)
TROSCO, LLC (DE)
Troy Hospital Corporation (AL)

Tunkhannock Clinic Company, LLC (DE)
Tunkhannock Hospital Company, LLC (DE)	d/b/a Tyler Memorial Hospital
Tunkhannock Hospital Physician Services, LLC (DE)
Tuscora Park Medical Specialists, LLC (DE)
Upper Delaware Valley Cancer Center Associates# (PA)
Valley Advanced Imaging, LLC# (IN)
Valley Advanced MRI, LLC# (IN)
Valley Health System, LLC# (DE)
ValleyCare Cardiology Group, LLC (DE)
Vanderbilt-Gateway Cancer Center, G.P.# (DE)
VHC Holdings, LLC (DE)
VHC Medical, LLC (DE)
Vicksburg Healthcare, LLC (DE)	d/b/a River Region Medical Center
Vicksburg Surgical Center, LLC (DE)
Victoria Clinic Asset Holding Company, LLC (DE)
Victoria Hospital, LLC (DE)
Victoria of Texas, L.P. (DE)	d/b/a DeTar Hospital Navarro; DeTar Hospital North
Victoria Texas Home Care Services, LLC (DE)
Village Medical Center Associates, LLC (DE)
Virginia Care Company, LLC (DE)
Virginia Hospital Company, LLC (VA)
WA-SPOK DH CRNA, LLC (DE)
WA-SPOK DH Urgent Care, LLC (DE)
WA-SPOK Kidney Care, LLC (DE)
WA-SPOK Medical Care, LLC (DE)
WA-SPOK Primary Care, LLC (DE)
WA-SPOK Pulmonary & Critical Care, LLC (DE)
WA-SPOK VH CRNA, LLC (DE)
WA-SPOK VH Urgent Care, LLC (DE)
Warren Ohio Hospital Company, LLC (DE)	d/b/a Trumbull Memorial Hospital
Warren Ohio Physician Services, LLC (DE)
Warren Ohio Rehab Hospital Company, LLC (DE)
Warsaw Health System, LLC* (DE)	d/b/a Kosciusko Community Hospital
Washington Clinic Corp. (MS)
Washington Hospital Corporation (MS)
Washington Physician Corp. (MS)
Watsonville Hospital Corporation (DE)	d/b/a Watsonville Community Hospital
Waukegan Clinic Corp. (IL)
Waukegan Hospice Corp. (IL)
Waukegan Hospital Corporation (IL)
Waukegan Illinois Hospital Company, LLC (IL)	d/b/a Vista Medical Center East; Vista Medical Center West
Weatherford Home Care Services, LLC (DE)
Weatherford Hospital Corporation (TX)
Weatherford Texas Hospital Company, LLC (TX)	d/b/a Weatherford Regional Medical Center
Webb County Texas Home Care Services, LLC (DE)
Webb Hospital Corporation (DE)

Webb Hospital Holdings, LLC (DE)
Wesley Health System, LLC (DE)	d/b/a Wesley Medical Center
Wesley HealthTrust, Inc. (MS)
Wesley Physician Services, LLC (DE)
West Anaheim Medical Center, LLC (DE)
West Anaheim, LLC (DE)
West Grove Clinic Company, LLC (DE)
West Grove Family Practice, LLC (DE)
West Grove Home Care, LLC (DE)
West Grove Hospital Company, LLC (DE)	d/b/a Jennersville Regional Hospital
Western Arizona Regional Home Health and Hospice, Inc. (AZ)
Western Illinois Kidney Center, L.L.C.# (IL)
Western Reserve Health Education, Inc. (DE)
Wharton Medco, LLC (DE)
Wheeling HBP Clinic Company, LLC (DE)
Wheeling West Virginia Clinic Company, LLC (DE)
Wheeling West Virginia Hospital Company, LLC (DE)
WHMC, LLC (DE)
Wichita Falls Texas Home Care Corporation (TX)
Wichita Falls Texas Private Duty Corporation (TX)
Wilkes-Barre Academic Medicine, LLC (DE)
Wilkes-Barre Behavioral Hospital Company, LLC (DE)
Wilkes-Barre Behavioral Ventures, LLC (DE)
Wilkes-Barre Clinic Company, LLC (DE)
Wilkes-Barre Community Residential Unit, LLC (DE)
Wilkes-Barre Holdings, LLC (DE)
Wilkes-Barre Home Care Services, LLC (DE)
Wilkes-Barre Hospital Company, LLC (DE)	d/b/a Wilkes-Barre General Hospital
Wilkes-Barre Intermountain Clinic, LLC (DE)
Wilkes-Barre Personal Care Services, LLC (DE)
Wilkes-Barre Skilled Nursing Services, LLC (DE)
Willamette Community Medical Group, LLC (DE)
Williamston Clinic Corp. (NC)
Williamston HBP Services, LLC (DE)
Williamston Hospital Corporation (NC)	d/b/a Martin General Hospital
Wiregrass Clinic, LLC (DE)
Women & Children’s Hospital, LLC (DE)	d/b/a Women & Children’s Hospital
Women’s Health Partners, LLC (DE)
Woodland Heights Medical Center, LLC (DE)
Woodward Clinic Company, LLC (DE)
Woodward Health System, LLC (DE)	d/b/a Woodward Hospital
Woodward Home Care Services, LLC (DE)
York Anesthesiology Physician Services, LLC (DE)
York Clinic Company, LLC (DE)
York Home Care Services, LLC (DE)
York Pathology Physician Services, LLC (DE)

York Pennsylvania Holdings, LLC (DE)
York Pennsylvania Hospital Company, LLC (DE)	d/b/a Memorial Hospital
Youngstown Home Care Services, LLC (DE)
Youngstown Ohio Hospital Company, LLC (DE)	d/b/a Northside Medical Center
Youngstown Ohio Laboratory Services Company, LLC (DE)
Youngstown Ohio Outpatient Services Company, LLC (DE)
Youngstown Ohio Physician Services Company, LLC (DE)
Youngstown Ohio PSC, LLC (DE)